UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2018

VEREIT, INC.

VEREIT OPERATING PARTNERSHIP, L.P.

(Exact name of Registrant as specified in its charter)

Maryland Delaware	001-35263 333-197780	45-2482685 45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100

Phoenix, AZ 85016

(Address of principal executive offices, including zip code)

(800) 606-3610

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VEREIT, Inc.	VEREIT Operating Partnership, L.P.

Emerging growth company ☐	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

VEREIT, Inc.  ☐                VEREIT Operating Partnership, L.P.  ☐

Item 8.01.	Other Events.

On June 7, 2018, VEREIT Inc., a Maryland corporation, and VEREIT Operating Partnership, L.P. a Delaware limited partnership (collectively “VEREIT” or the “Company”), entered into a Settlement Agreement and Release (the “Settlement Agreement”) to settle the previously disclosed litigation with Vanguard Specialized Funds, and other Vanguard funds serving as plaintiffs in the action pending in the United States District Court for the District of Arizona captioned Vanguard Specialized Funds, et al. v. VEREIT, Incorporated, et al., No. CV-15-02157-PHX-JAS (the “Action”, and such plaintiffs, “Plaintiffs”). Vanguard’s claims arose out of the disclosures made by the Company in October 2014 and March 2015 regarding its financial statements, which included the Company’s March 2015 restatement of certain of its previously issued financial statements. Pursuant to the terms of the Settlement Agreement, the parties have agreed that Plaintiffs will dismiss all claims against the Company and the other defendants with prejudice and the Company will pay Plaintiffs the sum of $90 million in connection with the settlement of the claims. The Settlement Agreement contains mutual releases by both Plaintiffs and the Company, although the Company retains the right to pursue any and all claims against the other defendants in the Action and/or third parties, including claims for contribution for amounts paid in the settlement. The Settlement Agreement does not contain any admission of liability, wrongdoing or responsibility by any of the parties.

Additional information about the lawsuit can be found under the caption “Legal Proceedings” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 as filed with the Securities and Exchange Commission on May 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, Inc., its sole general partner

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

Date: June 11, 2018